Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC., a Hawaii corporation (the “Company”), and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint CONSTANCE H. LAU, JAMES A. AJELLO, CHESTER A. RICHARDSON, CURTIS Y. HARADA, DAVID J. REBER and MICHAEL J. O’MALLEY of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with: the registration under the Securities Act pursuant to a Registration Statement on Form S-8 (the “Registration Statement”) of 1,000,000 shares of Common Stock of the Company, without par value (the “Common Stock”), for issuance pursuant to the American Savings Bank 401(k) Plan, as amended (the “Plan”) and an indeterminate amount of interests in said Plan, including interests in a pooled fund which may hold participant investments under the Plan in Common Stock and cash equivalents (the “HEI Common Stock Fund”), including specifically, but without limiting the generality of the foregoing, full power and authority to sign the name of the Company and the names of the undersigned officers and directors thereof, in the capacities indicated below, to the Registration Statement to be filed with the Securities and Exchange Commission in respect of the Common Stock and Plan interests, including interests in the HEI Common Stock Fund, to any and all amendments and supplements to said Registration Statement (including, but not limited to, any amendment or amendments changing the number of shares for which registration is being sought) and to any instruments or documents filed as a part of or in connection with said Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its President and its Senior Financial Vice President, Treasurer and Chief Financial Officer and attested by its Vice President-Administration and Corporate Secretary, and the undersigned officers and directors of Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 4th day of May, 2009. This Power of Attorney may be executed in any number of counterparts by the Company and by any one or more of the officers and directors named below and may be transmitted by facsimile or other electronic medium, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ATTEST:	HAWAIIAN ELECTRIC INDUSTRIES, INC.

/s/ Patricia U. Wong	By	/s/ Constance H. Lau
Patricia U. Wong Vice President-Administration and Corporate Secretary		Constance H. Lau President and Chief Executive Officer (Principal Executive Officer)

	By	/s/ James A. Ajello
James A. Ajello Senior Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

/s/ Constance H. Lau Constance H. Lau		President and Chief Executive Officer and Director (Principal Executive Officer)

/s/ James A. Ajello James A. Ajello		Senior Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

/s/ Curtis Y. Harada Curtis Y. Harada		Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

/s/ Jeffrey N. Watanabe Jeffrey N. Watanabe		Chairman of the Board of Directors

/s/ Don E. Carroll Don E. Carroll		Director

/s/ Shirley J. Daniel Shirley J. Daniel		Director

/s/ Thomas B. Fargo Thomas B. Fargo		Director

/s/ Richard W. Gushman Richard W. Gushman, II		Director

/s/ Victor H. Li Victor H. Li	Director

/s/ A. Maurice Myers A. Maurice Myers	Director

/s/ Diane J. Plotts Diane J. Plotts	Director

/s/ James K. Scott James K. Scott	Director

/s/ Kelvin H. Taketa Kelvin H. Taketa	Director

/s/ Barry K. Taniguchi Barry K. Taniguchi	Director

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